THE UNITED STATES LIFE INSURANCE COMPANY
IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
SUPPLEMENT DATED FEBRUARY 28, 2003
TO THE
VARIABLE UNIVERSAL LIFE INSURANCE POLICY PROSPECTUSES

          Effective February 28, 2003, The United States Life Insurance Company in the City of New York is amending its variable universal life insurance Policy prospectuses for the purpose of reflecting a change in availability of the Ayco Growth Fund (the "Fund") as an investment option under the Policies.

          Beginning May 1, 2003, the Fund will no longer be offered as an investment option available under the Policies for any transfers into the Fund, automatic rebalancing, automatic transfer plan (also referred to as dollar cost averaging plan), or new premium allocations by any Policy owner. If any of your Policy accumulation value is currently invested in the Fund, you may wish to transfer your accumulation value to any other available investment option in your Policy. There will be no charge for a transfer, nor will a transfer count against the free transfers which you are allowed each Policy year. The Fund was no longer offered for new Policies as of December 31, 2002. Your right to transfer from the Fund will remain unaffected.

          For a period of time after May 1, 2003, we may provide you with confirmations, statements and other reports which contain the name of the formerly available investment option.